Exhibit 99.1

TerraForm Global Reports 1Q 2017 Financial Results and Files Form 10-Q

BETHESDA, Md., June 27, 2017 (GLOBENEWSWIRE) -- TerraForm Global, Inc. (Nasdaq: GLBL) (“TerraForm Global” or the “Company”), a global owner and operator of clean energy power plants, today reported first quarter 2017 financial results and filed its Form 10-Q for the quarter ended March 31, 2017 with the Securities and Exchange Commission. The Form 10-Q is available on the Investors section of TerraForm Global’s website at www.terraformglobal.com.

The Company filed its Annual Report on Form 10-K for the year ended December 31, 2016 with the Securities and Exchange Commission on June 15, 2017. As previously disclosed, on March 20, 2017, a Nasdaq Hearings Panel granted a request from the Company for an extension until June 30, 2017 to regain compliance with Nasdaq’s continued listing requirements, which require the Company to file its Form 10-K for the year ended December 31, 2016 and its Form 10-Q for the quarter ended March 31, 2017 and to hold an annual meeting of stockholders (which the Company did not hold in 2016). The Company expects to regain compliance with Nasdaq’s continued listing requirements following the 2017 annual meeting, which is scheduled to be held on Thursday, June 29, 2017.

1Q 2017 Results: Key Metrics

	1Q 2017	1Q 2016	% change YoY
Revenue, net ($M)	$56	$48	18%
Net Income / (Loss) ($M)	($2)	($6)	n/a

MW (net economic ownership) at end of period	919	890	3%
Capacity Factor	25.2%	24.5%	+70 bps
MWh (000s)	539	506	7%
Adjusted Revenue / MWh	$105	$95	11%
Adjusted Revenue ($M)	$57	$48	19%
Adjusted EBITDA ($M)	$36	$34	7%
Adjusted EBITDA margin	63.4%	70.2%	(690) bps
CAFD ($M)	($22)	$44	n/a

Unrestricted cash at end of period ($M)	$649	$922	-30%

Investor Conference Call

We will host an investor conference call and webcast to discuss our 1Q 2017 results.

Date:            Friday, June 30, 2017
Time:             9:00 am ET
US Toll-Free #:         (844) 707-0667
International #:         (703) 639-1221
Code:             44683828
Webcast:         http://edge.media-server.com/m/p/eacsosqa

The webcast will also be available on TerraForm Global's investor relations website: www.terraformglobal.com.
A replay of the webcast will be available for those unable to attend the live webcast.

About TerraForm Global

TerraForm Global is a renewable energy company that is changing how energy is generated, distributed and owned. TerraForm Global creates value for its investors by owning and operating clean energy power plants in high-growth emerging markets. For more information about TerraForm Global, please visit: www.terraformglobal.com.

Safe Harbor Disclosure
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that TerraForm Global expects or anticipates will occur in the future are forward-looking statements. They may include financial metrics such as estimates of expected adjusted EBITDA, cash available for distribution (CAFD), earnings, revenues, capital expenditures, liquidity, capital structure, future growth, financing arrangement and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, statements regarding the expected timing of the 2017 Annual Meeting, or descriptions of assumptions underlying any of the above. Forward-looking statements are based on TerraForm Global’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although TerraForm Global believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.

By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, risks related to the closing of the transactions contemplated by the merger agreement entered into with certain affiliates of Brookfield Asset Management Inc. and the consequences to the Company if the Brookfield Transaction is not consummated, the settlement agreement entered into among the Company, SunEdison and certain of their respective affiliates to resolve, among other things, the intercompany claims between the Company and SunEdison in the SunEdison bankruptcy, the SunEdison bankruptcy, including our transition away from reliance on SunEdison for management, corporate and accounting services, employees, critical systems and information technology infrastructure, and the operation, maintenance and asset management of our renewable energy facilities; risks related to events of default and potential events of default arising under the indenture governing our senior notes and/or project-level financing; risks related to failure to satisfy the requirements of Nasdaq, which could result in the delisting of our common stock; risks related to delays in our filing of periodic reports with the SEC; risks related to postponement of the Company’s annual meeting of stockholders for 2017; risks related to our potential execution of strategic alternatives; pending and future litigation; our ability to integrate the projects we acquire from third parties or otherwise realize the anticipated benefits from such acquisitions; the willingness and ability of counterparties to fulfill their obligations under offtake agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; our ability to successfully identify, evaluate, and consummate acquisitions; government regulation, including compliance with regulatory and permit requirements and changes in market rules, rates, tariffs, environmental laws and policies affecting renewable energy; operating and financial restrictions under agreements governing indebtedness; the condition of the debt and equity capital markets and our ability to borrow additional funds and access capital markets, as well as our substantial indebtedness and the possibility that we may incur additional indebtedness going forward; our ability to compete against traditional and renewable energy companies; potential conflicts of interests or distraction due to the fact that several of our directors are also directors of TerraForm Power, Inc. and most of our executive officers are also executive officers of TerraForm Power, Inc.; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages; and our ability to manage our capital expenditures, economic, social and political risks and uncertainties inherent in international operations, including operations in emerging markets and the impact of foreign exchange rate fluctuations, the imposition of currency controls and restrictions on repatriation of earnings and cash, protectionist and other adverse public policies, including local content requirements, import/export tariffs, increased regulations or capital investment requirements, conflicting international business practices that may conflict with other customs or legal requirements to which we are subject, inability to obtain, maintain or enforce intellectual property rights, and being subject to the jurisdiction of courts other than those of the United States, including uncertainty of judicial processes and difficulty enforcing contractual agreements or judgments in foreign legal systems or incurring additional costs to do so. Many of these factors are beyond TerraForm Global’s control.

TerraForm Global disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Global’s Form 10-K for the fiscal year ended December 31, 2016, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Adjusted Revenue

Adjusted Revenue is a supplemental non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance.

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP financial measure which eliminates the impact on net income of certain unusual or non-recurring items and other factors that we do not consider representative of our core business or future operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income. The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by non-operating, unusual or non-recurring items.

Cash Available for Distribution (CAFD)

CAFD is a supplemental non-GAAP measure of our ability to earn and distribute cash to investors. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income, net cash provided by (used in) operating activities or any other liquidity measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs.

Contacts:

Investors:

Brett Prior
TerraForm Global
investors@terraform.com

Media:

Meaghan Repko / Joseph Sala
Joele Frank, Wilkinson Brimmer Katcher
media@terraform.com
(212) 355-4449

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended March 31,
	2017	2016
Operating revenues, net	$56,484	$47,686
Operating costs and expenses:
Cost of operations	11,339	10,232
General and administrative	18,969	10,184
Acquisition, formation and related costs	—	10,005
Depreciation, accretion and amortization	15,101	14,572
Total operating costs and expenses	45,409	44,993
Operating income	11,075	2,693
Other expense (income):
Loss (gain) on extinguishment of debt	6,767	(6,261)
Interest expense, net	30,489	33,663
Gain on foreign currency exchange	(21,642)	(12,349)
Other income, net	(5,051)	(6,970)
Total other expenses, net	10,563	8,083
Income (loss) before income tax expense	512	(5,390)
Income tax expense	2,465	858
Net loss	(1,953)	(6,248)
Less: loss attributable to non-controlling interests	(240)	(1,616)
Net loss attributable to TerraForm Global, Inc. Class A common stockholders	$(1,713)	$(4,632)

Weighted average number of shares:
Class A common stock - Basic and Diluted	113,255,983	106,855,764
Loss per share:
Class A common stock - Basic and Diluted	$(0.02)	$(0.04)

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(In thousands)

	Three Months Ended March 31,
	2017	2016
Net loss	$(1,953)	$(6,248)
Other comprehensive income (loss):
Net foreign currency translation adjustments	12,581	4,561
Net unrealized loss on hedging instruments	(1,776)	(14,464)
Other comprehensive income (loss), net of tax	10,805	(9,903)
Total comprehensive income (loss)	8,852	(16,151)
Less: Comprehensive loss attributed to non-controlling interest:
Net loss	(240)	(1,616)
Net foreign currency translation adjustments	5,948	1,845
Net unrealized loss on hedging instruments	(1,189)	(9,692)
Comprehensive income (loss) attributed to non-controlling interest	4,519	(9,463)
Comprehensive income (loss) attributed to Class A common stockholders	$4,333	$(6,688)

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	March 31,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$649,491	$680,893
Current portion of restricted cash, including consolidated variable interest entities of $69,948 in 2017 and $64,786 in 2016	82,593	79,294
Accounts receivable, net	37,816	37,596
Prepaid expenses and other current assets, including consolidated variable interest entities of $77,616 in 2017 and $85,501 in 2016	93,377	102,555
Total current assets	863,277	900,338
Power plants, net, including consolidated variable interest entities of $392,719 in 2017 and $431,686 in 2016	1,400,477	1,355,362
Restricted cash	15,192	16,482
Intangible assets, net, including consolidated variable interest entities of $58,898 in 2017 and $56,077 in 2016	86,113	82,450
Deposit for acquisitions, net	46,991	48,274
Other assets	42,350	45,373
Total assets	$2,454,400	$2,448,279
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt, including consolidated variable interest entities of $318,655 in 2017 and $314,928 in 2016	$331,467	$327,459
Accounts payable	14,449	12,009
Accrued expenses and other current liabilities, including consolidated variable interest entities of $48,172 in 2017 and $44,633 in 2016	101,664	119,179
Due to affiliates, net	9,835	16,084
Total current liabilities	457,415	474,731
Long-term debt, less current portion	760,502	758,609
Asset retirement obligations	11,064	10,310
Other long-term liabilities including consolidated variable interest entities of $51,488 in 2017 and $5,813 in 2016	6,698	6,810
Deferred tax liabilities, including consolidated variable interest entities of $35,762 in 2017 and $40,817 in 2016	55,385	52,106
Total liabilities	1,291,064	1,302,566
Stockholders’ Equity:
Preferred stock, par value $0.01 per share, 50,000,000 shares authorized, no shares issued and outstanding at March 31, 2017 or December 31, 2016	—	—
Class A common stock, par value $0.01 per share, 2,750,000,000 shares authorized, 112,848,950 shares issued and outstanding at March 31, 2017, 113,253,681 shares issued and outstanding at December 31, 2016	1,128	1,132
Class B common stock, par value $0.01 per share, 200,000,000 shares authorized, 61,343,054 shares issued and outstanding at March 31, 2017 and December 31, 2016	613	613
Class B1 common stock, par value $0.01 per share, 550,000,000 shares authorized, no shares issued or outstanding at March 31, 2017 or December 31, 2016	—	—
Treasury stock	(4,766)	(4,739)
Additional paid-in capital	956,911	940,405
Accumulated deficit	(267,955)	(266,242)
Accumulated other comprehensive income	18,165	12,119
Total TerraForm Global, Inc. stockholders’ equity	704,096	683,288
Non-controlling interests	459,240	462,425
Total stockholders’ equity	1,163,336	1,145,713
Total liabilities and stockholders’ equity	$2,454,400	$2,448,279

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities:
Net loss	$(1,953)	$(6,248)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of deferred financing costs	427	893
Depreciation, amortization and accretion	15,101	14,572
Stock-based compensation expense	1,038	1,107
Change in fair value of interest rate swaps	652	3,362
Loss on disposal of property	885	—
Loss (gain) on extinguishment of debt	6,767	(6,261)
Unrealized gains on foreign currency, net	(24,807)	(11,439)
Deferred tax expense (benefit)	1,524	(1,175)
Other non-cash items	(367)	—
Changes in assets and liabilities:
Accounts receivable	1,794	661
Prepaid expenses and other current assets	17,819	7,254
Accounts payable, accrued expenses, and other current liabilities	(25,778)	(12,507)
Due to/from affiliates, net	(6,288)	2,553
Net cash used in operating activities	(13,186)	(7,228)
Cash flows from investing activities:
Capital expenditures	(3,314)	(33,231)
Change in restricted cash	1,968	44,539
Cash acquired upon FERSA consolidation	—	9,031
Returns from BioTherm escrow and deposits	2,430	3,775
Net cash provided by investing activities	1,084	24,114
Cash flows from financing activities:
Repayments of the Senior Notes	—	(35,441)
Repayments of system debt financing	(4,733)	(2,705)
Net SunEdison investment	—	45,991
Dividends paid	—	(30,674)
Net cash used in financing activities	(4,733)	(22,829)
Net decrease in cash and cash equivalents	(16,835)	(5,943)
Effect of exchange rate changes on cash and cash equivalents	(14,567)	5,135
Cash and cash equivalents at beginning of period	680,893	922,318
Cash and cash equivalents at end of period	$649,491	$921,510

Appendix Table A-1: Reg. G: TerraForm Global, Inc.
Reconciliation of Operating Revenues to Adjusted Revenue (in thousands)

Adjusted Revenue
We define Adjusted Revenue as operating revenues, net adjusted for non-cash items including unrealized gain/loss on derivatives, amortization of favorable and unfavorable revenue contracts and other non-cash items. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. Adjusted Revenue is a non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget.
The following table presents a reconciliation of Operating revenues, net to Adjusted Revenue (in thousands):

	3 Months Ended, March 31, 2017	3 Months Ended, March 31, 2016
Operating revenue, net	56,484	47,686
Amortization of favorable and unfavorable rate revenue contracts, net (a)	374	216
Adjusted revenue	56,858	47,902

a)	Represents net amortization of favorable and unfavorable rate revenue contracts included within operating revenues, net

Appendix Table A-2: Reg. G: TerraForm Global, Inc.
Reconciliation of Net Income (Loss) to Adjusted EBITDA to Cash Available for Distribution (in thousands)

Adjusted EBITDA

We believe Adjusted EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities. In addition, Adjusted EBITDA is used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget.
We define Adjusted EBITDA as net income (loss) plus depreciation, accretion and amortization, non-cash affiliate general and administrative costs, acquisition related expenses, interest expense, gains (losses) on interest rate swaps, foreign currency gains (losses), income tax (benefit) expense and stock compensation expense, and certain other non-cash charges, unusual, non-operating or non-recurring items and other items that we believe are not representative of our core business or future operating performance.  Our definitions and calculations of these items may not necessarily be the same as those used by other companies. Adjusted EBITDA is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP.
Cash Available for Distribution
We believe cash available for distribution is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. In addition, cash available for distribution is used by our management team for internal planning purposes.
We define “cash available for distribution” or “CAFD” as adjusted EBITDA of TerraForm Global, LLC as adjusted for certain cash flow items that we associate with our operations. Cash available for distribution represents adjusted EBITDA (i) minus deposits into (or plus withdrawals from) restricted cash accounts required by project financing arrangements to the extent they decrease (or increase) cash provided by operating activities, (ii) minus cash distributions paid to non-controlling interests in our renewable energy facilities, if any, (iii) minus scheduled project-level and other debt service payments and repayments in accordance with the related borrowing arrangements, to the extent they are paid from operating cash flows during a period, (iv) minus non-expansionary capital expenditures, if any, to the extent they are paid from operating cash flows during a period, (v) plus or minus operating items as necessary to present the cash flows we deem representative of our core business operations, with the approval of the audit committee.
The following table presents a reconciliation of net loss to Adjusted EBITDA to Cash Available for Distribution (in thousands):

	3 Months Ended, March 31, 2017	3 Months Ended, March 31, 2016

Net income	(1,953)	(6,248)
Add/(Subtract):
Interest expense, net	30,489	33,663
Income tax expense (benefit)	2,465	858
Depreciation, accretion and amortization expense	15,475	14,788
General and administrative expense - G&A (b)	8,178	5,043
Non-cash stock-based compensation	1,038	1,107
Acquisition, formation and related cost (c)	-	10,005
Loss (gain) on foreign currency exchange, net (d)	(21,642)	(12,349)
Loss (gain) on extinguishment of debt, net	6,767	(6,261)
Other net loss (income)	(5,051)	(6,970)
Other non-operating expenses (e)	262	-
Adjusted EBITDA	36,027	33,636
Add/(Subtract):
Interest payment (f)	(50,581)	(55,696)
Scheduled project level and other debt service and repayments	(4,744)	(2,705)
Cash distributions to non-controlling interests	-	-
Non-expansionary capital expenditures	(1,815)	(79)
Change in restricted cash (g)	(942)	10,731
SunEdison interest support	-	41,208
India viability gap funding receipt	-	7,107
Economic interest (h)	-	3,531
BioTherm dividend receipt	2,422	3,775
Settlement gain/(loss) on foreign currency exchange related to operations	(4,366)	732
Other (including interest income received) (i)	2,414	1,575
Cash available for distribution	(21,586)	43,814

b)
In conjunction with the closing of the IPO in August 5, 2015, we entered into the MSA with SunEdison, pursuant to which SunEdison agreed to provide or arrange for other service providers to provide management and administrative services to us. No cash consideration was paid to SunEdison for these services for the 3 months ended March 31, 2017 or 3 months ended March 31, 2016 and amount of general and administrative expense-affiliate in excess of the fees paid to SunEdison is treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. In addition, non-operating items and other items incurred directly by TerraForm GLBL that we do not consider indicative of our core business operations will be treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA.  The Company’s normal operating general and administrative expenses, not paid by SunEdison, $8.9M for the 3 months ended March 31, 2017 and $1.3M for the 3 months ended March 31, 2016 are not added back in the reconciliation of net income (loss) to Adjusted EBITDA.

c)
Represents transaction related costs, including affiliate acquisition costs, associated with the acquisitions completed during the 3 months ended March 31, 2016 and year ended December 31, 2015 since such costs are considered to be paid for with financing sources. Additionally, includes formation and offering related fees and expenses and formation and offering related fees and expenses – affiliate reflected in the consolidated statement of operations. These fees consist of professional fees for legal, tax, and accounting services related to our IPO.

d)
Includes settled and unsettled gains and losses on foreign currency hedges related to operating and investing activities. The net loss relates primarily to losses on foreign currency hedges of certain planned acquisitions, and is partially offset by gains on foreign currency hedges associated with operations.

e)
Other charges and or non-operating items that we believe are not representative of our core business or future operating performance. For the 3 months ended March 31, 2017, includes $0.2M PP&E replacement value write-off (CAFD impact recorded in actual and or expected to be recorded in non-expansionary capital expenditures).

f)
Pursuant to TerraForm Global's second supplemental indenture relating to GLBL's 9.75% Senior Notes due 2022, completed on September 2, 2016, the company was required to pay a special interest on the notes beginning on September 6, 2016 to December 6, 2016 at a rate equal to 4.00% per annum or $7.7M for the specified period, due and payable at the next scheduled Senior Notes interest payment cycle in February 2017. The interest payment amounts for the 3 months ended March 31, 2017 excludes this $7.7M special interest, which we do not consider indicative of our core business operations.

g)	Net change in restricted cash excludes impact of any foreign currency appreciation or depreciation during the period in 2016.

h)
Items include economic ownership in certain acquired operating assets, which accrued to TerraForm Global, Inc. prior to each acquisition close date. For the 3 months ended March 31, 2016, $3.5M related to our acquisition of wind plants from Renova for the period May 1, 2015 to September 18, 2015.

i)
For the 3 months ended March 31, 2017, includes $1.7M escrow release from Brazil, net interest income $1.1M and net withholding tax/other ($0.4M). For the 3 months ended March 31, 2016, includes net interest income $2.2M and net withholding tax/other ($0.6M).